YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/JNL
PO BOX 8035, CARY, NC 27512	●	Cast your vote online.
	●	Have your Proxy Card ready.
	●	Follow the simple recorded instructions.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone, 24 hours a day, 7 days a week.
	●	Have your Proxy Card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your Proxy Card.
	●	Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.
PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

   Please fold here—Do not separate

JNL INTEREST RATE OPPORTUNITIES FUND
A series of Jackson Variable Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – JULY 12, 2018

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNL Interest Rate Opportunities Fund to be held on Thursday, July 12, 2018 at 9:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date
Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE
PXY-IRO

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of the JNL Interest Rate Opportunities Fund
to be held on July 12, 2018:

The Proxy Statement for this Meeting is available at www.proxypush.com/JNL

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN

1.
To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNL Interest Rate Opportunities Fund into the JNL Conservative Allocation Fund, also a series of the Trust.
		☐	☐	☐

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.	☐	☐	☐

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-IRO

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/JNL
PO BOX 8035, CARY, NC 27512	●	Cast your vote online.
	●	Have your voting instruction card ready.
	●	Follow the simple instructions to record your vote.
PHONE
Call 1-866-256-0779
	●	Use any touch-tone telephone, 24 hours a day, 7 days a week.
	●	Have your voting instruction card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your voting instruction card.
	●	Fold and return your voting instruction card in the postage-paid envelope provided with the address below showing through the window.
PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916

   Please fold here—Do not separate

JNL INTEREST RATE OPPORTUNITIES FUND
A series of Jackson Variable Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – JULY 12, 2018

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL Interest Rate Opportunities Fund attributable to his or her variable annuity contract (“Variable Contract”) at the Special Meeting of Shareholders to be held on Thursday, July 12, 2018 at 9:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, July 10, 2018, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 8035, Cary, NC 27512-9916, or by appearing and providing voting instructions in person at the Meeting.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date
Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

VIC-IRO

EVERY VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of the JNL Interest Rate Opportunities Fund
to be held on July 12, 2018:

The Proxy Statement for this Meeting is available at www.proxypush.com/JNL

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN

1.
To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNL Interest Rate Opportunities Fund into the JNL Conservative Allocation Fund, also a series of the Trust.
		☐	☐	☐

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.	☐	☐	☐

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE
VIC-IRO